EXHIBIT 99.1

3D Systems Announces Conference Call and Webcast to Discuss Fourth Quarter and Full Year 2009 Results

Company Releases Preliminary Results Indicating Improved Revenue and Net Income

ROCK HILL, S.C., Feb. 2, 2010 (GLOBE NEWSWIRE) -- 3D Systems Corporation (Nasdaq:TDSC), a leading provider of 3-D Printing, Rapid Prototyping and Manufacturing systems and parts solutions, announced today that it plans to hold a conference call and simultaneous webcast to discuss its financial results for the fourth quarter and full year of 2009 on Thursday, February 25, 2010, at 9:00 a.m. Eastern Time. Additional information pertaining to the call appears below. The company expects to release these financial results and to file its Form 10-K prior to the conference call.

In anticipation of the completion of its year-end audit, the company is releasing the following preliminary information regarding its expected fourth quarter and full year operating results:

  Revenue in excess of $35.5 million for the fourth quarter and $112 million for the year.

  Operating expenses within the previously announced ranges of $8.5-$10 million for SG&A and $2-3 million for R&D for the fourth quarter.

  Earnings per share in the range of 14 to 16 cents for the quarter and 3 to 5 cents for the year.

  $24.9 million of unrestricted cash at December 31, 2009.

While the company believes the estimates set forth above are reasonable, since it has not yet completed its audit for the year ended December 31, 2009, there can be no assurance that the final reported results for those periods will be within the ranges set forth above.

Conference Call and Audio Webcast Details

 Date: Thursday, February 25, 2010

 Time: 9:00 a.m. Eastern Time

 Listen via Internet: www.3dsystems.com/ir

 Telephone:      1-888-336-3485
 International:  1-706-634-0653
 Conference ID:  52985568

The recorded Webcast will be available for replay beginning approximately three hours after the live presentation at www.3dsystems.com/ir.

Forward-Looking Statements

Certain statements made in this release that are not statements of historical or current facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the company to be materially different from historical results or from any future results expressed or implied by such forward-looking statements. In addition to statements that explicitly describe such risks and uncertainties, readers are urged to consider statements that use the word "preliminary" or variations of that word or that are in the conditional or future tenses or that include terms such as "believes," "belief," "expects," "estimates," "intends," "anticipates" or "plans" to be uncertain and forward-looking.

Forward-looking statements may include comments as to the company's beliefs and expectations as to future events and trends affecting its business and are necessarily subject to uncertainties, many of which are outside the control of the company. The factors described under the headings "Forward-Looking Statements," "Cautionary Statements and Risk Factors," and "Risk Factors" in the company's periodic filings with the Securities and Exchange Commission, as well as other factors, could cause actual results to differ materially from those reflected or predicted in forward-looking statements.

About 3D Systems Corporation

3D Systems is a leading provider of 3-D Printing, Rapid Prototyping and Manufacturing systems and parts solutions. Its expertly integrated solutions reduce the time and cost of designing products and facilitate direct and indirect manufacturing by creating actual parts directly from digital input. These solutions are used for design communication and prototyping as well as for production of functional end-use parts: Our customers Create With Confidence.

More information on the company is available at www.3Dsystems.com, www.modelin3D.com, www.toptobottomdental.com, www.3Dproparts.com, www.mqast.com, http://blog.3Dsystems.com, www.3Dsystems.com/ir or via email at moreinfo@3Dsystems.com.

The 3D Systems Corporation logo is available at http://www.globenewswire.com/newsroom/prs/?pkgid=4537

CONTACT:  3D Systems Corporation
          Investor Contact:
          Amanda Molbert
            803-326-4010
            MolbertA@3dsystems.com
          Media Contact:
          Katharina Hayes
            803-326-3941
            HayesK@3dsystems.com